Exhibit 99.1

KORE to Acquire Twilio’s IoT Business Unit and Accelerate Progress Towards Building the World’s First ‘IoT Hyperscaler’

KORE and Twilio have signed an agreement for KORE to acquire the IoT unit of Twilio, bringing best-in-class IoT customers and talent to KORE

ATLANTA (March 27, 2023) – KORE Group Holdings, Inc. (NYSE:KORE, KORE WS), a global leader in Internet of Things (“IoT”) Solutions and worldwide IoT Connectivity-as-a-Service (“IoT CaaS”), announced today the signing of a definitive agreement to acquire Twilio’s IoT business unit as part of a growth strategy to provide customers with a unified, seamless approach to launching IoT solutions as the world’s leading pure-play IoT provider. As consideration for the acquisition, Twilio (NYSE:TWLO), the customer engagement platform that drives real-time, personalized experiences for today’s leading brands, will receive 10 million shares of KORE common stock, which will represent approximately 11.5% of KORE’s issued and outstanding shares.

“IoT has immense potential to change the world,” KORE President and CEO Romil Bahl said. “Whether it is ushering in the Fourth Industrial Revolution, supporting chronic disease management through remote patient monitoring, or optimizing agriculture and supporting sustainability, IoT has many powerful applications. Combining the digital prowess of Twilio’s IoT business and the comprehensive connectivity-solutions-analytics portfolio of KORE is a meaningful step toward proliferating IoT and making it more accessible and successful.” Continued Bahl, “KORE is thrilled to augment our best-in-class IoT CaaS offering with Twilio’s IoT talent and customer portfolio. This acquisition represents exactly the kind of investment we have said we are willing to make to become an exciting top-line growth company, and specifically, we will benefit from the world-class digital experience and developer community Twilio has built for its IoT business.”

This acquisition will bring to market:

•	A powerful connectivity suite, including best-in-class eSIM technologies with KORE OmniSIMTM and Twilio Super SIM

•	A one-stop shop for building, deploying, managing, and scaling IoT operations throughout the entire lifecycle via award-winning technologies and world-class facilities

•	An accelerated time to market through global, 24/7 customer support and 20 years of IoT experience through KORE and the Twilio IoT team’s depth and breadth of digital experience

“We are just scratching the surface of the opportunities IoT can unlock for customers,” said Twilio’s Head of IoT, Taylor Wolfe. “As a global leader in IoT, KORE has the right expertise, vision, and technology to expand the robust offerings that Twilio’s world-class IoT team has built. KORE is the right home for Twilio’s IoT business, and we look forward to this acquisition increasing scalability and creating even more powerful business outcomes for our customers going forward.”

Completion of the acquisition transaction is subject to customary closing conditions, including, among other things, the negotiation and execution of certain ancillary agreements.

About Twilio

Today’s leading companies trust Twilio’s Customer Engagement Platform (CEP) to build direct, personalized relationships with their customers everywhere in the world. Twilio enables companies to use communications and data to add intelligence and security to every step of the customer journey, from sales to marketing to growth, customer service and many more engagement use cases in a flexible, programmatic way. Across 180 countries, millions of developers and hundreds of thousands of businesses use Twilio to create magical experiences for their customers. For more information about Twilio (NYSE:TWLO), visit: www.twilio.com.

About KORE

KORE is a pioneer, leader, and trusted advisor delivering mission critical IoT solutions and services. We empower organizations of all sizes to improve operational and business results by simplifying the complexity of IoT. Our deep IoT knowledge and experience, global reach, purpose-built solutions, and deployment agility accelerate and materially impact our customers’ business outcomes. For more information, visit korewireless.com.

KORE Investors Contact:

Charley Brady

Vice President, Investor Relations

investors@korewireless.com

+1-678-392-2335

KORE Media Contact:

Alisa Moloney

Senior Director of Marketing

Email: amoloney@korewireless.com

+1-770-365-8382

Cautionary Note on Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United

States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. In particular, statements relating to the proposed transaction and its expected consummation, the conditions precedent to the closing of the proposed transaction, the attractiveness of the proposed transaction from a financial perspective; the strength, complementarity and compatibility of Twilio’s IoT business with KORE’s existing business; other anticipated benefits of the proposed transaction; KORE’s business outlook, objectives, development, plans, growth strategies and other strategic priorities; KORE’s estimated position and strengths in the IoT business; estimations of addressable markets; and statements relating to KORE’s future growth, results of operations, performance, business, prospects and opportunities; expectations regarding up-selling and cross-selling opportunities and intention to capture increased portions of addressable markets, and other statements that are not historical facts constitute forward-looking statements. These statements are based on various assumptions and on the current expectations of KORE’s management. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor or other person as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of KORE. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the potential effects of COVID-19; risks related to the rollout of KORE’s business and the timing of expected business milestones; risks related to the possibility that the closing of the acquisition of the Twilio IoT business may be delayed or may not occur, and the risk that litigation or other matters could affect the closing; risks related to the loss, non-renewal, termination or negotiation of the relationship with current customers of the Twilio IoT business; risks relating to the integration of KORE’s acquired businesses, including Twilio’s IoT business, changes in the assumptions underlying KORE’s expectations regarding its future business; the effects of competition on KORE’s future business; and the outcome of judicial proceedings to which KORE is, or may become a party. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that KORE presently does not know or that KORE currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect KORE’s expectations, plans or forecasts of future events and views as of the date of this press release. KORE anticipates that subsequent events and developments will cause these assessments to change. However, while KORE may elect to update these forward-looking statements at some point in the future, KORE specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing KORE’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.